Global Link Teleco Corporation
Global Telecommunications Solutions, Inc.
As of November 27, 1996
Page 1



                                                   As of November 27, 1996


Global Link Teleco Corporation
5697 Rising Sun Avenue
Philadelphia, Pennsylvania 19120
Attention: David S. Tobin
            General Counsel

Global Telecommunication Solutions, Inc.
5697 Rising Sun Avenue
Philadelphia, Pennsylvania 19120
Attention: David S. Tobin
            General Counsel

Re: Agreement, dated January 18, 1996 (the "Agreement"), by and between Peoples Telephone Company, Inc., a New York corporation ("Peoples"), and Global Link Teleco Corporation, a Delaware corporation ("Global Link")

Ladies and Gentlemen:

         Reference is made to the captioned Agreement pursuant to which Peoples and Global Link agreed to settle certain obligations and indebtedness between them and to that certain Letter Agreement, dated as of August 14, 1996 (the "First Waiver Letter"), among Peoples, Global Link and Global Telecommunication Services, Inc. ("GTS"). Capitalized terms used herein and not defined herein shall have the meanings given them in the Agreement and in the First Waiver Letter, as the case may be.

         As of November 25, 1996, (a) the outstanding principal balance of the Second Cash Payment Note equaled $366,666.67 and accrued and unpaid interest thereon equaled $32,340.74, and (b) the aggregate amount of Book Receivables currently received by Peoples and billed to Global Link due and owing equaled $79,927.92 (certain invoices through September, 1996 may not yet have been invoiced to Global Link by Peoples). Global Link and GTS have advised Peoples that GTS anticipates that it will close one or more Financings prior to December 9, 1996 aggregating $3,000,000.00 in principal amount, which, pursuant to the terms of the First Waiver Letter would require the prepayment in full of the Aggregate Outstanding Balance (including the Trade Receivables). Notwithstanding such requirement, Global Link and GTS have requested that Peoples waive the right to accelerate payment of the Aggregate Outstanding Balance (including the Trade Receivables) as set forth in the First Waiver Letter due to the Financing described above and to accept a reduced prepayment of the Aggregate Outstanding Balance in the amount of $300,000.00.

         Subject to the acceptance by Global Link and GTS of each of the terms and conditions hereinafter set forth and the satisfaction of each of the conditions precedent to the effectiveness of this Agreement, Peoples agrees to waive the right to accelerate payment of the Aggregate Outstanding Balance (including the Trade Receivables) as set forth in the First Waiver Letter due to the Financing described above and to accept such reduced prepayment subject to the following terms and conditions:

         1. On or before the close of business on November 29, 1996, Peoples shall have received from Global Link and/or GTS at least $300,000.00 in immediately available funds, which shall be applied first to the payment of all outstanding Book Receivables, then to accrued and unpaid interest due and owing under the Second Cash Payment Note and thereafter to the outstanding principal balance of the Second Cash Payment Note.

         2. Notwithstanding the provisions of the Second Cash Payment Note to the contrary,


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Global Link Teleco Corporation
Global Telecommunications Solutions, Inc.
As of November 27, 1996
Page 2


                  the remaining outstanding principal balance thereof (after giving effect to the prepayment described in item 1 above) shall be repaid in three (3) equal installments of principal, each equal to one-third (1/3) of the remaining outstanding principal balance of the Second Cash Payment Note, together with accrued and unpaid interest thereon at the rate set forth in the Second Cash Payment Note, on December 27, 1996, January 27, 1997 and February 27, 1997. The entire outstanding principal balance of the Second Cash Payment Note, together with accrued and unpaid interest thereon, shall be due and payable in full on February 27, 1997. Upon payment in accordance with the provisions of this agreement of the full amount of the outstanding principal balance of the Second Cash Payment Note, together with all accrued and unpaid interest thereon, Peoples agrees to cancel and return the original Second Cash Payment Note to Global Link.

         3. In addition to the payments of the Second Cash Payment Note described in item 2 above and the scheduled payments of the Trade Receivables set forth in the Trade Receivable Letter and the First Waiver Letter, and notwithstanding the provisions of any other document or agreement to the contrary (including, without limitation, the Trade Receivable Letter), Global Link shall be required to prepay the Aggregate Outstanding Balance, as follows:

(a) Global Link shall be required to make a prepayment of the Aggregate Outstanding Balance (including the Trade Receivables) in an amount equal to thirty percent (30%) of the Aggregate Outstanding Balance (including the Trade Receivables), together with accrued and unpaid interest on the principal portion of the Second Cash Payment Note prepaid to the date of prepayment, at such time as any Financing is completed after December 9, 1996 for an amount less than $2,000,000.00;

(b) Global Link shall be required to make a prepayment of the Aggregate Outstanding Balance (including the Trade Receivables) in an amount equal to forty-five percent (45%) of the Aggregate Outstanding Balance (including the Trade Receivables), together with accrued and unpaid interest on the principal portion of the Second Cash Payment Note prepaid to the date of prepayment, at such time as any Financing is completed after December 9, 1996 for an amount equal or greater than $2,000,000.00 but less than $3,000,000.00;

(c) Global Link shall be required to make a prepayment of the Aggregate Outstanding Balance (including the Trade Receivables) in an amount equal to sixty percent (60%) of the Aggregate Outstanding Balance (including the Trade Receivables), together with accrued and unpaid interest on the principal portion of the Second Cash Payment Note prepaid to the date of prepayment, at such time as any Financing is completed after December 9, 1996 for an amount equal or greater than $3,000,000.00 but less


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Global Link Teleco Corporation
Global Telecommunications Solutions, Inc.
As of November 27, 1996
Page 3


than $4,000,000.00;

(d) Global Link shall be required to prepay one hundred percent (100%) of the Aggregate Outstanding Balance (including the Trade Receivables), together with accrued and unpaid interest on the principal portion of the Second Cash Payment Note prepaid to the date of prepayment, at such time as any Financing is completed after December 9, 1996 for an amount equal to or greater than $4,000,000.00;

(e) Global Link shall be required to prepay one hundred percent (100%) of the Aggregate Outstanding Balance (including the Trade Receivables), together with accrued and unpaid interest on the principal portion of the Second Cash Payment Note prepaid to the date of prepayment, in the event of the occurrence of any Change of Control; and

(f) Global Link shall be required to prepay one hundred percent (100%) of the Aggregate Outstanding Balance (including the Trade Receivables), together with accrued and unpaid interest on the principal portion of the Second Cash Payment Note prepaid to the date of prepayment, upon the occurrence of an "Event of Default" (as such term is defined in the Second Cash Payment
     Note) or any failure of Global Link or GTS to timely pay or perform any obligation or indebtedness under this agreement.

                  Any such prepayment of the Aggregate Outstanding Balance shall be made at such times and applied in such manner as set forth in Section 6 of the First Waiver Letter.

         4. For the purposes of this agreement, "Book Receivables" shall mean Global Link's present unpaid receivable balance on the
                  books  of  Peoples  (exclusive  of  the  Trade   Receivables),
                  together with all other billed and unbilled receivable balances of Global Link on the books of Peoples, whether presently existing or from time to time hereafter created, incurred or arising. Except as set forth in item 1 above, all Book Receivables shall be paid monthly on a current basis.

         The foregoing agreement is expressly limited to the matters stated herein and shall not be deemed to constitute a waiver of or consent to the non-compliance by Global Link or GTS with any other term or provision of the Agreement, the Guaranty, the Trade Receivable Letter, the Trade Receivable Guaranty, the Lock-Up Letter, the Second Cash Payment Note or the First Waiver Letter, nor shall it be deemed, except as expressly set forth herein, to extend to or affect compliance by Global Link or GTS with any other term or provision of the Agreement, the Guaranty, the Trade Receivable Letter, the Trade Receivable Guaranty, the Lock-Up Letter, the Second Cash Payment Note or the First Waiver Letter.

         The effectiveness of this agreement is expressly conditioned upon the acceptance by Global Link and GTS of the terms and conditions of this agreement and satisfaction of each of the following conditions, each of which shall have been met or performed by Global Link and GTS to the satisfaction of Peoples in its sole


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Global Link Teleco Corporation
Global Telecommunications Solutions, Inc.
As of November 27, 1996
Page 4

and absolute discretion:

A. Peoples shall have received this letter agreement, duly accepted and agreed to by each of Global Link and GTS as evidenced by their execution of this letter agreement in the spaces provided therefor below.

B. On or before the close of business on November 29, 1996, Peoples shall have received a prepayment of the Aggregate Outstanding Balance in the amount of $300,000.00, in United States Dollars in immediately available funds.

         By your acceptance of the terms hereof, each of Global Link and GTS hereby represent and warrant that, after giving effect to the provisions of this agreement, each of the representations and warranties of each of them set forth in the Agreement, the Guaranty, the Trade Receivables Letter, the Trade Receivables Guaranty, the Lock-Up Letter, the First Waiver Letter and the Second Cash Payment Note is true and correct as of the date hereof and no default or event of default has occurred and is continuing under the Agreement. By your acceptance of the terms hereof, Global Link and GTS hereby further represent and warrant to Peoples that neither Global Link nor GTS has or claims any defenses, offsets or counterclaims to any of their respective obligations or indebtedness in respect of the Trade Receivables or under the Second Cash Payment Note, the Agreement, the First Waiver Letter (as modified hereby), the Guaranty, the Trade Receivables Letter, the Trade Receivables Guaranty or the Lock-Up Letter.

         BY YOUR ACCEPTANCE OF THE TERMS HEREOF, GLOBAL LINK AND GTS HEREBY, AND PEOPLES HEREBY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, THE TRADE
RECEIVABLES, THE SECOND CASH PAYMENT NOTE, THE FIRST WAIVER LETTER OR IN CONJUNCTION WITH THE AGREEMENT, THE GUARANTY, THE TRADE RECEIVABLES LETTER, THE TRADE RECEIVABLES GUARANTY OR THE LOCK-UP LETTER, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO PEOPLES ENTERING INTO THIS AGREEMENT AND MAKING THE ACCOMMODATIONS PROVIDED FOR HEREIN.

         Except as expressly provided herein, all terms and conditions contained in the Agreement, the Guaranty, the Trade Receivables Agreement, the Trade Receivables Guaranty, the Lock-Up Letter, the First Waiver Letter and the Second Cash Payment Note shall remain unchanged and in full force and effect in accordance with their respective terms.

         If the foregoing terms and conditions are acceptable to you, please indicate your acceptance and agreement by signing this letter in the space provided therefor below and returning the same to Francis J. Harkins, Jr., Esquire, Peoples Telephone Company, Inc., 2300 NW 89th Place, Miami, Florida 33126 on or before the close of business on November 27, 1996. The foregoing agreement shall not be effective until your accepted copy of this letter shall be returned as aforesaid and each of the other conditions precedent to the effectiveness of this waiver letter shall have been met or performed in accordance with the provisions hereof. In the event that we shall have not received this agreement, accepted by you as aforesaid, on or before the close of business on November 27, 1996, and each of the other conditions precedent to the effectiveness of this waiver letter shall not have been met or performed in accordance with the provisions hereof, this agreement shall be void and of no force or effect.
                                   Very truly yours,

                                   PEOPLES TELEPHONE COMPANY, INC.


                                   By:
                                   Its:


Accepted and Agreed to this
          day of November, 1996

                                     GLOBAL LINK TELECO CORPORATION, a
                                     Delaware corporation


                                     By:
                                     Its:

Accepted and Agreed to this
         day of November, 1996
                                     GLOBAL TELECOMMUNICATION SOLUTIONS,
                                     INC., a Delaware corporation


                                     By:
                                     Its:

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